OTHER NON-CURRENT ASSETS	6 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT ASSETS	OTHER NON-CURRENT ASSETS
The components of other non-current assets are as follows:

(US$ Millions)	Jun. 30, 2020	Dec. 31, 2019
Securities - FVTPL	$1,387	$1,250
Derivative assets	20	10
Securities - FVTOCI	79	121
Restricted cash	141	154
Inventory	654	507
Other	282	284
Total other non-current assets	$2,563	$2,326

Securities - FVTPL
Securities - FVTPL consists of its investment in convertible preferred units of a U.S. hospitality operating company. The preferred units earn a fixed cumulative dividend of 7.5% per annum compounding quarterly. Additionally, the partnership receives distributions in additional convertible preferred units of the U.S. hospitality operating company at 5.0% per annum compounding quarterly. In 2019, the partnership purchased an additional $238 million of convertible preferred units of a U.S. hospitality operating company. The carrying value of these convertible preferred units at June 30, 2020 was $427 million (December 31, 2019 - $418 million).

Also included in Securities - FVTPL is the partnership’s investment in BSREP III, which is accounted for as a financial asset following the deconsolidation of its investments in the first quarter of 2019. The carrying value of the BSREP III financial asset at June 30, 2020 was $540 million (December 31, 2019 - $417 million).